Commitments and Contingencies	6 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Contingencies

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Although the Company can give no assurances about the resolution of pending claims, litigation or other disputes and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.

Capital Investment Obligation

Dogness Intelligence Technology Co., Ltd.

On July 6, 2018, a new entity called Dogness Intelligence Technology Co., Ltd. (“Intelligence Guangzhou”), was incorporated under the laws of the People’s Republic of China in Guangzhou City, Guangdong Province, China with a total registered capital of RMB 80 million ($12.2 million). The Company’s subsidiary, Dongguan Jiasheng, is required to contribute RMB 46.4 million ($7.1 million) as paid-in capital in exchange for 58% ownership interest in Intelligence Guangzhou. As of December 31, 2020 and as of the date of this filing, Dongguan Jiasheng has not made the capital contribution. Pursuant to the article of incorporation, the Company is required to complete the capital contribution before May 22, 2038.

Zhangzhou Meijia Metal Product Ltd.

Meijia was incorporated under the laws of the People’s Republic of China with a total registered capital of RMB 60.0 million ($9.2 million). As of June 30, 2020, RMB 40.9 million ($6.3 million) capital contribution has been made. During the six months ended December 31, 2020, the Company made additional capital contribution of RMB 1.3 million ($0.2 million) in Meijia. Subsequently, between January and April 2021, the Company made additional capital contributions of RMB 0.5 million ($0.1 million).

As of the date of this filing, pursuant to the articles of incorporation of Meijia, the Company is obligated to contribute the remaining RMB 17.3 million ($2.6 million) capital investment into Meijia before December 30, 2025 whenever the Company has available funds.

Dongguan Jiasheng Enterprise Ltd.

In December 2020, Dongguan Jiasheng amended its Article of Incorporation to increase its registered capital from RMB 50.0 million ($7.6 million) to RMB 55.0 million ($8.4 million). As of June 30, 2020, RMB 39 million ($6.0 million) capital contribution has been made. During the six months ended December 31, 2020, the Company made the remaining capital contribution of RMB 16.0 million ($2.4 million).

Dogness Network

As disclosed in Note 3 above, the Company is required to invest RMB 8.0 million (approximately $1.2 million) in exchange for 10% ownership interest in Dogness Network. As of December 31, 2020, the Company made capital contribution of RMB 6.0 million (approximately $0.9 million) to Dogness Network. As of the date of this filing, the Company intends to make additional capital contribution of RMB 2.0 million ($0.3 million) to Dogness Network before June 30, 2021.

Capital Expenditure Commitment on the CIP

In connection with the Company’s construction-in-progress projects on Meijia and Dongguan Jiasheng, from January 2021 to April 2021, the Company made payments of RMB 16.1 million ($2.4 million) on these projects. As a result, the future minimum capital expenditure commitment on these CIP projects has decreased from approximately $17.8 million as of December 31, 2020 to approximately $15.4 million as of the date of this filing (see Note 6).